UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05983

                             The Germany Fund, Inc.
-----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                       345 Park Avenue, New York, NY 10154
-----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 443-6918
                                                           ---------------


                               Bruce A. Rosenblum
                     Deutsche Deutsche Bank Securities, Inc.


                       60 Wall Street, New York, NY 10005
-----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 12/31

                       Date of reporting period: 12/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Germany Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.germanyfund.com.

--------------------------------------------------------------------------------
THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies. Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.
--------------------------------------------------------------------------------
15494

                                 [logo omitted]

                                   THE GERMANY
                                   FUND, INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 2004

                                 [logo omitted]

                                   THE GERMANY
                                   FUND, INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                February 4, 2005
   Dear Shareholders,

   For the fiscal year ended December 31, 2004, the total return based on net asset value per share of The Germany Fund was 12.58%, while the fund's benchmark, the DAX Index, increased by 15.91% during the same period 1. The fund's total return based on its share price was 7.25% in USD terms. Please see page 2 for the fund's standardized performance as of December 31, 2004.

   The year 2004 is marked as one of the best years of global growth historically, although energy prices put a damper on the strong upturn in the second half of 2004. The United States and the emerging-market economies will likely remain the main engines of growth in 2005, while Euroland will continue to lag. In 2004 German gross domestic product (GDP) grew in nonworking-day-adjusted terms by 1.7% year-over-year, the strongest rate since 2000. The main pillar of growth was export industries, but the domestic economy also contributed slightly to overall GDP growth in 2004. Consumption was again a drag on overall growth, as private consumption failed to rise for the third year in a row. But investment in machinery and equipment rose in 2004. Corporate profits have also developed favorably, and the ratio between corporate profits and investment in machinery and equipment has risen significantly to a new all-time high in the last few quarters. In the past, such a development usually pointed to dynamic growth in investment. Despite a real effective exchange rate appreciation in 2004, German companies lost almost no export market share, which is a good indication of their strong competitiveness. According to German economics minister Clement, the economic recovery could broaden and deepen in 2005. His optimism is supported by relatively positive survey data on the German economy, which has boosted public sentiment about the country's economic prospects.

   A large part of The Germany Fund's underperformance relative to its benchmark occurred in the second quarter, due to the fund's cyclical exposure to Deutsche Lufthansa and Infineon Technologies. In the case of Deutsche Lufthansa, an unexpected capital increase weighed on the stock in addition to the strong oil price. While the outlook for the semiconductor industry seemed to be favorable at the beginning of the year, reports about weaker DRAM chip prices and lackluster spending in consumer electronics caused Infineon Technologies to contribute negatively to the fund's performance. Meanwhile, the fund had limited exposure to the defensive utilities sector, which performed well in the first half of 2004.

   We are continuing to position The Germany Fund to take advantage of the expected ongoing economic recovery as well as our expectation that the global economy will continue its current growth path well into 2005. We believe that quality and financial strength combined with growth opportunities should be key factors of success. The year 2005 will likely be dominated by share buyback programs and dividend increases. Also, mergers and acquisitions should be a major theme due to strong cash-flow generation. As a result, the fund recently added to its telecommunications sector by purchasing Deutsche Telekom and Telefonica.

   The fund continued its open-market purchases of its shares, buying 652,150 shares during the fiscal year. The Germany Fund's discount to net asset value averaged 12.43% for the year ended December 31, 2004, compared with 11.34% for the previous fiscal year.

----------
1DAX is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. Index returns assume reinvested dividends and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

   Sincerely,

   /S/Christian Strenger            /S/Julian Sluyters
   ---------------------            ------------------
   Christian Strenger               Julian Sluyters
   Chairman                         President and Chief Executive Officer

--------------------------------------------------------------------------------
  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                              WWW.GERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.germanyfund.com for the product's most recent performance.

TOTAL RETURNS:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------
                                              2004             2003           2002            2001           2000
                                             ------           ------         ------          ------         ------
Net Asset Value (a) ........................  12.58%           59.62%        (34.43)%        (25.57)%       (20.66)%
Market Value ...............................  7.25%           68.81%        (35.76)%        (24.95)%       (21.09)%
DAX* ....................................... 15.91%           65.16%        (34.14)%        (23.20)%       (14.67)%

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

* DAX IS A TOTAL RATE OF RETURN INDEX OF 30 SELECTED GERMAN BLUE CHIP STOCKS TRADED ON THE FRANKFURT STOCK EXCHANGE. INDEX RETURNS ASSUME REINVESTED DIVIDENDS AND, UNLIKE FUND RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

--------------------------------------------------------------------------------

STATISTICS:

Net Assets ................................................   $140,037,022
Shares Outstanding ........................................     14,973,692
NAV Per Share .............................................          $9.35

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 RECORD        PAYABLE                  ORDINARY         LT CAPITAL
  DATE           DATE                    INCOME            GAINS               TOTAL
  ----           ----                    ------            -----               -----
12/22/04       12/31/04 ..............   $0.025            $  --               $0.025
05/06/04       05/14/04 ..............   $0.039            $  --               $0.039
11/19/02       11/29/02 ..............    $0.01            $  --                $0.01
11/19/01       11/29/01 ..............    $0.06            $  --                $0.06
09/03/01       09/17/01 ..............       --            $0.02                $0.02
11/20/00       11/29/00 ..............       --            $2.18                $2.18
09/01/00       09/15/00 ..............    $0.19            $0.12                $0.31

OTHER INFORMATION:

NYSE Ticker Symbol ........................................            GER
NASDAQ Symbol .............................................          XGERX
Dividend Reinvestment Plan ................................            Yes
Voluntary Cash Purchase Program ...........................            Yes
Annual Expense Ratio (12/31/04)* ..........................          1.58%

------
*Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2004 (AS A % OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Footwear, except Rubber (1.7%)
Plastics Products (4.6%)
Wholesale - Groceries and Related Products (2.4%)
Motor Vehicles & Car Bodies (6.8%)
Electric & Other Services Combined (15.1%)
Telephone Communications
(No Radiotelephone) (12.0%)
Other (9.2%)
Services - Prepackaged Software (6.0%)
Accident & Health Insurance (5.6%)
Fire, Marine & Casualty Insurance (5.4%)
Steel Works (1.9%)
Telephone & Telegraph Apparatus (11.6%)
Plastic Materials, Synthetic Resins & NonVulcan Elastomers (8.0%)
Pharmaceutical Preparations (3.9%)
Tires and Inner Tubes (2.3%)
National Commercial Banks (3.5%)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2004 (AS A % OF PORTFOLIO)
--------------------------------------------------------------------------------

 1.    Siemens                                      11.6
 2.    E.ON                                         11.2
 3.    Deutsche Telekom                             11.1
 4.    BASF                                          8.0
 5.    SAP                                           6.0

 6.    Allianz                                       4.8
 7.    Munchener Ruckversicherungs                   4.7
 8.    Bayer                                         4.6
 9.    DaimlerChrysler                               4.5
10.    RWE                                           4.0

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: GERMAN ECONOMIC GROWTH IS EXPECTED TO LAG THE REST OF EUROPE THIS YEAR. WHAT IS THE RATIONALE FOR INVESTORS TO PUT THEIR MONEY IN GERMANY?

   ANSWER: Although Germany is expected to grow at a slower rate than the rest of Europe in 2005, there are signs that the economic situation in Germany is stabilizing. For example, retail sales finally returned to positive territory at the end of 2004, indicating that domestic demand may pick up in 2005. In addition, the ZEW index, which measures economic growth expectations, has recently reversed its downward trend, signaling increased optimism. Nonetheless, the overall economic picture for Germany remains mixed. However, global growth is expected to continue at a strong pace this year and, as the world's leading exporter, Germany stands to continue benefiting from this growth. 1 With often more than 50% of their revenues coming from overseas, German companies offer investors an effective means to reap the benefits of strong global growth. This is evidenced by the fact that, despite modest domestic economic performance, the German markets performed well relative to other markets last year, finishing 2004 at the highs of the year.

   QUESTION: YOU MENTIONED GERMANY'S POSITION AS THE WORLD'S LEADING EXPORTER. WHICH SECTORS OF THE COUNTRY'S EXPORT-DRIVEN ECONOMY WILL BE AFFECTED THE MOST BY CONTINUED WEAKNESS OF THE DOLLAR?

   ANSWER: German companies lost almost no export market share in 2004 despite a 3.8% appreciation of the real effective exchange rate. While the continued appreciation of the euro in 2005 may finally begin to affect German companies, this impact will be limited due to the fact that more than 40% of German exports remain within the Eurozone. While potential effects vary even within sectors, depending on an individual company's currency exposure, the automotive sector is likely to be the most negatively affected by continued dollar weakness. Chemicals, pharmaceuticals and industrials may also be adversely affected. Consumer retail companies, on the other hand, are well-positioned to benefit from the weaker dollar. In particular, companies that produce goods in Asian countries with dollar-pegged currencies will benefit from reduced operating expenses.

   QUESTION: THE GERMAN GOVERNMENT LAUNCHED THE LATEST PHASE OF ITS LABOR-MARKET REFORMS ON JANUARY 1, 2005. HOW QUICKLY ARE THE REFORMS EXPECTED TO HAVE AN IMPACT ON UNEMPLOYMENT, WHICH ROSE AGAIN IN 2004?

   ANSWER: The goal of the German government's Hartz IV labor-market reform is to encourage unemployed citizens to re-enter the workforce. As part of the plan, unemployment and welfare benefits have been combined into a single benefit category, effectively reducing the number of people eligible to receive benefits and thereby providing an incentive for those people to find jobs. Changes in the criteria for who is counted as unemployed under the new program are expected to have a negative short-term effect on unemployment figures. For example, a significant number of welfare recipients who were not previously counted as unemployed will now be counted as such. Thus, unemployment figures for the early part of 2005 could increase to around 5 million, though this will not necessarily reflect a real deterioration in the labor market. In addition, a new measure of German unemployment will be released by the Federal Statistical Office beginning in March 2005 that should conform to standards of measurement currently used in the United States. The new statistic is expected to describe a lower level of unemployment than the current government figures reflect. In summary, 2005 will be a transition year for the German labor market in terms of both data measurement and real progress toward reducing unemployment. While the reforms are not expected to produce a significant reduction in unemployment levels this year, they should gain traction as the year progresses.

   QUESTION:  GERMANY HAS CONTINUALLY  EXCEEDED THE 3% OF GROSS DOMESTIC PRODUCT
(GDP) BUDGET DEFICIT LIMIT IMPOSED ON EUROPEAN UNION MEMBER STATES AS PART OF THE STABILITY AND GROWTH PACT. THERE ARE INDICATIONS THAT MEMBER STATES MAY FAIL TO REIN IN THE BUDGET DEFICIT AGAIN IN 2005. WHAT ARE THE RAMIFICATIONS IF GERMANY DOES NOT RECTIFY THIS SITUATION?

   ANSWER: In theory, a fine of not more than 0.5% of GDP per year could be levied for failure to meet this provision of the pact. However, a number of steps must occur before a fine can be imposed. First, the Commission must notify the member state that it has an excessive deficit (Germany was so notified in January 2003) and recommend corrective actions for the member state to undertake. The Commission subsequently reviews the situation to determine whether the government has taken sufficient steps to address its deficit level. If the Commission decides that the member state has failed to take adequate corrective measures, the member state may be sanctioned in the form of a non-interest-bearing deposit. The member state has two years from that point to correct the excessive deficit. On December 14, 2004, the Commission concluded that Germany has taken action to correct its excessive deficit by 2005, and therefore, no movement to impose sanctions has been taken at this time.

Sandra M. Schaufler, Chief Investment Officer of the Germany Fund, Inc.

1 Source: World Trade Organization, 2003.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK

   In 2005, the pace of growth looks set to be similar to that in 2004. Despite recent concerns that German economic growth will slow in 2005, Germany is not expected to fall back into stagnation. Rather, gross domestic product (GDP) growth is likely to consolidate at a low level. The economic environment will be more challenging than in 2004, as the world economy will likely slow down somewhat in 2005 and the euro should continue to appreciate. These two factors will probably hamper the contribution to domestic growth of German exports, which had a banner year in 2004, rising 10% and boosting the country's trade surplus to a record high.

   In contrast to 2004, contributions from the domestic economy and net exports will be more balanced, as domestic demand is poised to contribute a greater share of GDP growth in 2005. Overall, disposable income could grow 1.3% in 2005 (just as in 2004). As inflation seems likely to slow, real disposable income growth should accelerate to 0.8%, up from 0.2% in 2004. Private consumption, which declined for the third straight year in 2004, is expected to rise moderately this year and should be boosted by a reduced tax rate.

   Investment in machinery and equipment was up significantly in the third quarter of 2004 (4.1% quarter-on-quarter). The phase of weakness since the fourth quarter of 2001 seems to have ended, as there are some signs of continued growth in investment in machinery and equipment in the next few quarters. Corporate profits have developed favorably, growing at a non-seasonally adjusted rate of 10.7% in 2004. With data on industrial capital stock suggesting that there is significant need of replacement investment, corporate profits should enable such spending. Taking into account an expected decline in construction investment, overall investment may rise by as much as 2.4% year-on-year due to the favorable trend in investment in machinery and equipment.

   At its first meeting of the year, the European Central Bank (ECB) kept interest rates unchanged at 2%. We believe that rates will remain stable in the coming months and that the next rate move will be a hike. In our view, the ECB is likely to begin raising rates by 0.25% per quarter later in the year, ultimately aiming for a more neutral rate of 3% by mid-2006.

SPECIAL CONSIDERATIONS

   The observations in this letter reflect our own opinions and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------
Detlef Bierbaum, 62 (1)(2)     Partner of Sal. Oppenheim Jr. &    Director, The Central Europe and
    Class II                   Cie KGaA (investment               Russia Fund, Inc. (since 1990).
                               management).                       Member, Supervisory Board, Tertia
                                                                  Handelsbeteiligungsgesellschaft mbH
                                                                  (electronic retailor). Member,
                                                                  Supervisory Board, Douglas AG
                                                                  (retailer). Member, Supervisory
                                                                  Board, LVM Landwirtschaftlicher
                                                                  Versicherungsverein (insurance).
                                                                  Member, Supervisory Board, Monega
                                                                  KAG. Member of Supervisory Board,
                                                                  AXA Investment Managers GmbH
                                                                  (Investment Company). Chairman of
                                                                  Supervisory Board, Oppenheim
                                                                  Kapitalanlagegesellsehaft mbH
                                                                  (investment company). Chairman of
                                                                  Supervisory Board, Oppenheim
                                                                  Immobilien-Kapitalanlagegesellsehaft
                                                                  mbH (investment company). Member of
                                                                  Supervisory Board, Oppenheim
                                                                  Beteiligungs-AG (holding company).
                                                                  Chairman of Supervisory Board,
                                                                  Oppenheim
                                                                  Immobilien-kapitalanlagegesellsehaft
                                                                  mbH (investment company). Member of
                                                                  Supervisory Board, Oppenheim
                                                                  Beteiligungs-AG (holding company).
                                                                  Chairman of Administrative Board,
                                                                  Oppenheim Prumerica Asset Management
                                                                  S.a.r.l. (investment company).
                                                                  Member of Supervisory Board,
                                                                  Atradius N.V. (insurance company).
                                                                  Chairman of the Advisory Board of
                                                                  DWS Investment GmbH. Member of the
                                                                  Board of Quindee REIT, Toronto.

                                        7

DIRECTORS OF THE FUND (CONTINUED)
--------------------------------------------------------------------------------

                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE            DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------           ----------------------             ------------------------------------

Dr. Kurt W Bock, 46 (1)(5)     Member of the Board of             Director of The Central Europe and
    Class I                    Executive Directors and CFO,       Russia Fund, Inc. (since 2004).
                               BASF Akriengesellschaft (since     Member of the Supervisory Boards of
                               2003); President, Logistics and    Wintershall AG (since 2003) and
                               Information Services, BASF         Basell N.V. (since 2003). Member of
                               Aktiengesellschaft (2000 to        the Advisory Boards of WINGAS GmbH
                               2003); Chief Financial Officer,    (since 2003), WIEH GmbH (since
                               BASF Corporation (1998 to          2003), Landesbank Baden- Wurttemberg
                               2000); Managing Director,          (since 2003), Initiative D21 (since
                               Robert Bosch Ltda. (1996 to        2003), DBW ("Die
                               1998); Senior Vice President,      Betriebswirtschaft") (since 2003),
                               Finance and Accounting, Robert     and Gesellschaft fur
                               Bosch GmbH (1994 to 1996);         Unternehmensplanung (IUP) (since
                               Senior Vice President, Finance,    2004). Member of the Boards of
                               Robert Bosch GmbH (1992 to         BASFIN Corporation (since 2002),
                               1994); Head of Technology,         Deutsches Rechnungslegungs Standards
                               Planning and Controlling,          Committee ("DRSC") (since 2003),
                               Engineering Plastics division,     Schmalenbachgesellschaft (since
                               BASF Aktiengesellschaft (1991      2004), and Jacob Gould Schurman
                               to 1992); Executive Assistant      Stiftung (since 2004). Member of the
                               to BASF's Chief Financial          Trustees of Arbeitskreis
                               Officer (1987 to 1991).            Evangelischer Unternehmer ("AEU")
                                                                  (since 2003). Member of the Advisory
                                                                  Council of Deutsche Bank AG (since
                                                                  June 2004). Member of the Advisory
                                                                  Board of Gebr. Rochling KG (since
                                                                  May 2004).

John Bult, 68 (1)(2)           Chairman, PaineWebber              Director, The Central Europe and
    Class II                   International (since 1985)         Russia Fund, Inc. (since 1990) and
                                                                  The New Germany Fund, Inc. (since
                                                                  1990). Director, The Greater China
                                                                  Fund, Inc. (closed end fund).

Ambassador                     Chairman, Diligence LLC,           Director, The Central Europe and
    Richard R. Burt, 58 (1)(3) formerly IEP Advisors, Inc.        Russia Fund, Inc. (since 2000) and
    Class II                   (information collection,           The New Germany Fund, Inc. (since
                               analysis, consulting and           2004), as well as other funds in the
                               intelligence) (since 1998).        Fund Complex as indicated. Board
                               Chairman of the Board, Weirton     Member, IGT, Inc. (gaming
                               Steel Corp. (1996-2004).           technology) (since 1995). Board
                               Partner, McKinsey & Company        Member, Hollinger International
                               (1991-1994). U.S. Ambassador to    (printing and publishing) (since
                               the Federal Republic of Germany    1995). Board Member, HCL
                               (1985-1989).                       Technologies, Inc. (information
                                                                  technology and product engineering)
                                                                  (since 1999). Member, Textron
                                                                  Corporation International Advisory
                                                                  Council (aviation, automotive,
                                                                  industrial operations and finance)
                                                                  (since 1996). Director, UBS family
                                                                  of Mutual Funds.

                                        8

DIRECTORS OF THE FUND (CONTINUED)
-------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------            ----------------------            ------------------------------------

John H. Cannon, 62 (1)          Consultant (since 2002); Vice     Director of The New Germany Fund,
    Class I                     President and Treasurer Venator   Inc. (since 1990) and The Central
                                Group/Footlocker Inc. (footwear   Europe and Russia Fund, Inc. (since
                                retailer) (until 2001).           2004).

Fred H. Langhammer, 61 (1)      Chairman, Global Affairs, The     Director, The Central Europe and
    Class III                   Estee Lauder Companies Inc.       Russia Fund, Inc. (since 2003).
                                (manufacturer and marketer of     Director, Gillette Company.
                                cosmetics) (since July 2004),     Director, Inditex, S.A (apparel
                                Chief Executive Officer (since    manufacturer and retailer).
                                2000), President (since 1995),    Director, German-American Chamber of
                                Chief Operating Officer           Commerce, Inc. Co-Chairman, American
                                (1985-1999), Managing Director,   Institute for Contemporary German
                                operations in Germany             Studies at Johns Hopkins University.
                                (1982-1985), President,           Senior Fellow, Foreign Policy
                                operations in Japan               Association. Director, Japan
                                (1975-1982).                      Society.


Christian H. Strenger,          Director (since 1999) and         Director, The Central Europe and
  61 (1)(2)                     Managing Director (1991-1999)     Russia Fund, Inc. (since 1990) and
    Class III                   of DWS Investment GmbH            The New Germany Fund, Inc. (since
                                (investment management).          1990). Member, Supervisory Board,
                                                                  Fraport AG (international airport
                                                                  business). Board member, Incepta PLC
                                                                  (media and advertising).

Robert H. Wadsworth, 65 (1)(4)  President, Robert H. Wadsworth    Director, The Central Europe and
    Class II                    Associates, Inc. (consulting      Russia Fund, Inc. (since 1990) and
                                firm) (May 1983-present).         The New Germany Fund, Inc. (since
                                Formerly, President and           1992) as well as other funds in the
                                Trustee, Trust for Investment     Fund Complex as indicated.
                                Managers (registered investment
                                companies) (April 1999-June
                                2002). President, Investment
                                Company Administration, L.L.C.
                                (January 1992(6)-July 2001).
                                President, Treasurer and
                                Director, First Fund
                                Distributors, Inc. (mutual fund
                                distribution) (June
                                1990-January 2002). Vice
                                President, Professionally
                                Managed Portfolios (May
                                1991-January 2002) and Advisors
                                Series Trust (registered
                                investment companies) (October
                                1996-January 2002).

                                       9

DIRECTORS OF THE FUND (CONTINUED)
-------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY DIRECTOR
--------------------            ----------------------            ------------------------------------

Werner Walbrol, 67 (1)          President and Chief Executive     Director, The Central Europe and
    Class III                   Officer, The European American    Russia Fund, Inc. (since 1990) and
                                Chamber of Commerce, Inc.         The New Germany Fund, Inc. (since
                                Senior Adviser, Coudert           2004). Director, TUV Rheinland of
                                Brothers LLP. Formerly,           North America, Inc. (independent
                                President and Chief Executive     testing and assessment services).
                                Officer, The German American      President and Director,
                                Chamber of Commerce, Inc.         German-American Partnership Program
                                                                  (student exchange programs).
                                                                  Director, AXA Art Insurance
                                                                  Corporation (fine art and
                                                                  collectible insurer).


----------
Each has served as a Director of the Fund since the Fund's inception in 1986 except for Ambassador Burt, who was elected to the Board on June 30, 2000, Mr. Langhammer, who was elected to the Board on May 9, 2003, Mr. Cannon, who was elected to the Board on April 23, 2004, and Dr. Bock, who was elected to the Board on May 5, 2004. The term of office for Directors in Class I expires at the 2006 Annual Meeting, Class II expires at the 2007 Annual Meeting and Class III expires at the 2005 Annual Meeting. Each Director also serves as a Director of The Central Europe and Russia Fund, Inc., one of two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1) Indicates that Messrs. Bult, Burt, Cannon, Walbrol, Wadsworth and Strenger each also serve as a Director of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager. Indicates that Messrs. Bierbaum, Bock and Langhammer each also serve as a Director of The Central Europe and Russia Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.
(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.
(3) Indicates that Messr. Burt also serves as Director/Trustee of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect wholly-owned subsidiary of Deutsche Bank AG.
(4) Indicates that Messr. Wadsworth also serves as Director/Trustee of the following investment companies: Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder Equity Trust, Scudder Focus Value Plus Growth Fund, Scudder Growth Trust, Scudder High Yield Series, Scudder Investors Trust, Scudder New Europe Fund, Inc., Scudder State Tax-Free Income Series, Scudder Strategic Income Series, Scudder Strategic Income Fund, Scudder Target Fund, Scudder Technology Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Value Series, Inc., Scudder Variable Series II, Cash Account Trust, Cash Equivalent Fund, Investors Cash Trust, Scudder Municipal Cash Fund, Scudder Portfolios Tax-Exempt California Money Market Fund, Scudder Money Funds, Scudder Yieldwise Funds, Scudder High Income Trust, Scudder Intermediate Government Trust, Scudder Multi-Market Income Trust, Scudder Municipal Income Trust, Scudder Strategic Income Trust, and Scudder Strategic Municipal Income Trust.
(5) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.
(6) Inception date of corporation which was predecessor to the LLC.

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------                           --------------------------------------------
Julian Sluyters, 44                 Managing Director, Deutsche Asset Management (since May 2004); President and
   President and Chief              Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc.,
   Executive Officer                The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                                    Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May
                                    2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief
                                    Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual
                                    Fund Operations (1991 to 1998) UBS Global Asset Management.
Paul H. Schubert, 42                Managing Director, Deutsche Asset Management (since July 2004); formerly,
   Chief Financial Officer          Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
                                    at UBS Global Asset Management (1994-2004).

Sandra M. Schaufler, 37             Director, Deutsche Asset Management (2004-present); Director of Equity Sales,
   Chief Investment Officer (1)     HVB Capital Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management
                                    (1997-2001).

Vincent J. Esposito, 48             Managing Director, Deutsche Asset Management (2003 to present). Formerly,
   Vice President                   Managing Director and Head of Relationship Management, Putnam Investments (March
                                    1999-2003)   and   Managing   Director   and
                                    National Sales Manager,  Putnam  Investments
                                    (March 1997-March 1999).

Charles A. Rizzo, 47                Managing Director, Deutsche Asset Management (since April 2004). Formerly,
   Treasurer                        Director, Deutsche Asset Management (April 2000-March 2004); Vice President and
                                    Department Head, BT Alex. Brown Incorporated (now Deusche Bank Securities Inc.)
                                    (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                    (1993-1998).

Kathleen Sullivan D'Eramo, 47       Director, Deutsche Asset Management (2002 to present). Formerly Senior Vice
   Assistant Treasurer              President, Zurich Scudder Investments (2000-2002); Vice President, Zurich Scudder
                                    Investments  and its  predecessor  companies (1995-2000).

Bruce A. Rosenblum,  44             Director of Deutsche Asset Management (2002 to present); prior   thereto,   Vice
   Secretary                        President  of  Deutsche  Asset   Management (2000-2002); and partner with the law firm of
                                    Freedman, Levy, Kroll & Simonds (1997-2000).

----------
Each also serves as an Officer of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1) Since June 1, 2004.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

   The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,                2004            2003            2002            2001            2000
                                            -----------     -----------     -----------     -----------     -----------
Shares repurchased                            652,150         570,200         536,700         258,100         480,900
Shares issued for dividend reinvestment       52,561            --              --            89,005         2,585,973

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------
   We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

   In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

   We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING
--------------------------------------------------------------------------------
   A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.germanyfund.com or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

CERTIFICATIONS
--------------------------------------------------------------------------------
   The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 21, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

2004 U.S. TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
   The Fund paid foreign taxes of $297,772 and earned $394,504 of foreign source income year during the year ended December 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.02 per share as foreign taxes paid and $.03 per share as income earned from foreign sources for the year ended December 31, 2004.

   For Federal income tax purposes, the Fund designates $2,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                           VALUE
------------            -----------                        -----------
INVESTMENTS IN GERMAN SECURITIES--93.7%
            COMMON STOCKS--93.2%
              ACCIDENT & HEALTH INSURANCE--5.6%
    50,000    Allianz ...............................  $      6,647,048
    30,000    Hannover Ruckversicherungs ............         1,174,811
                                                       ----------------
                                                              7,821,859
                                                       ----------------
              AIR TRANSPORTATION, SCHEDULED--1.5%
   150,000    Deutsche Lufthansa* ...................         2,155,523
                                                       ----------------
              COURIER SERVICES EXCEPT BY AIR--1.8%
   110,000    Deutsche Post .........................         2,532,144
                                                       ----------------
              ELECTRIC & OTHER SERVICES COMBINED--15.0%
   170,000    E.ON ..................................        15,528,212
   100,000    RWE ...................................         5,543,747
                                                       ----------------
                                                             21,071,959
                                                       ----------------
              FIRE, MARINE & CASUALTY INSURANCE--4.7%
    53,000    Munchener Ruckversicherungs ...........         6,529,703
                                                       ----------------
              FOOTWEAR, EXCEPT
                RUBBER--1.7%
    15,000    Adidas Salomon ........................         2,426,241
                                                       ----------------
              MORTGAGE BANKERS--1.0%
    35,000    Hypo Real Estate Holding* .............         1,454,042
                                                       ----------------
              MOTOR VEHICLES & CAR BODIES--6.2%
    30,000    Bayerische Motoren Werke ..............         1,356,652
   130,000    DaimlerChrysler .......................         6,243,594
    30,000    MAN ...................................         1,158,057
                                                       ----------------
                                                              8,758,303
                                                       ----------------
              NATIONAL COMMERCIAL BANKS--2.4%
   160,000    Commerzbank* ..........................         3,303,910
                                                       ----------------
              PHARMACEUTICAL PREPARATIONS--3.9%
    40,000    Altana ................................         2,534,051
    20,000    Merck KGaA ............................         1,378,990
    20,000    Schering ..............................         1,498,582
                                                       ----------------
                                                              5,411,623
                                                       ----------------

   SHARES               DESCRIPTION                           VALUE
------------            -----------                        -----------
              PLASTICS PRODUCTS--4.6%
   190,000    Bayer .................................  $      6,454,447
                                                       ----------------
              PLASTICS MATERIAL, SYNTHETIC
              RESINS & NONVULCAN
              ELASTOMERS--8.0%
   155,000    BASF ..................................        11,189,652
                                                       ----------------
              SEMICONDUCTORS & RELATED DEVICES--0.5%
    60,000    Infineon Technologies* ................           652,173
                                                       ----------------
              SERVICES-PREPACKAGED SOFTWARE--6.0%
    47,000    SAP ...................................         8,412,057
                                                       ----------------
              STEEL WORKS--1.9%
   120,000    Thyssen Krupp .........................         2,647,922
                                                       ----------------
              TELEPHONE & TELEGRAPH APPARATUS--11.5%
   190,000    Siemens ...............................        16,143,882
                                                       ----------------
              TELEPHONE COMMUNICATIONS
               (NO RADIOTELEPHONE)--11.0%
   680,000    Deutsche Telekom* .....................        15,421,696
                                                       ----------------
              TIRES & INNER TUBES--2.3%
    50,000    Continental ...........................         3,182,547
                                                       ----------------
              TOUR OPERATORS--1.2%
    70,000    TUI ...................................         1,660,945
                                                       ----------------
              WHOLESALE-GROCERIES AND RELATED
               PRODUCTS--2.4%
    60,000    Metro .................................         3,309,086
                                                       ----------------
              Total Common Stocks
              (cost $89,758,588) ....................       130,539,714
                                                       ----------------
             PREFERRED STOCKS--0.5%
              MOTOR VEHICLES & CAR
               BODIES--0.5%

    20,000    Bayerische Motoren Werke
              (Cost $469,717) .......................            675,602
                                                       ----------------
              Total Investments in
              German Securities
              (cost $90,228,305) ....................       131,215,316
                                                       ----------------

The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                           VALUE
-------------           -----------                        -------------
INVESTMENTS IN DUTCH COMMON
    STOCK--1.1%
              LIFE INSURANCE--1.1%
    50,000    ING Groep
              (Cost $1,155,163) .....................  $      1,516,017
                                                       ----------------

INVESTMENTS IN FRENCH COMMON
    STOCKS--1.8%
              COMBINATION UTILITIES--1.0%
    55,000    Suez ..................................         1,469,842
                                                       ----------------
              PETROLEUM REFINING--0.8%
     5,000    Total .................................         1,094,447
                                                       ----------------
              Total Investments in French
              Common Stocks
              (cost $2,239,136) .....................         2,564,289
                                                       ----------------
INVESTMENTS IN SWISS COMMON
    STOCKS--1.8%
              FIRE, MARINE & CASUALTY INSURANCE--0.7%
     6,000    Zurich Financial Services .............         1,003,442
                                                       ----------------

   SHARES               DESCRIPTION                           VALUE
-------------           -----------                        -------------
              NATIONAL COMMERCIAL BANKS--1.1%
    18,000    UBS AG ................................  $      1,509,134
                                                       ----------------
              Total Investments in Swiss
              Common Stocks
              (cost $2,169,063) .....................         2,512,576
                                                       ----------------
INVESTMENTS IN SPANISH COMMON
    STOCK--1.0%
              TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)--1.0%
    70,000    Telefonica
              (Cost $1,094,368) .....................         1,321,510
                                                       ----------------
              Total Investments--99.4%
                (cost $96,886,035) ..................  $    139,129,708
            Cash and other assets in excess
              of liabilities--0.6% ..................           907,314
                                                       ----------------
            NET ASSETS--100.0% ......................  $    140,037,022
                                                       ================

----------
*Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $96,886,035) ..........................................................   $ 139,129,708
Cash and foreign currency (cost $253,166) .........................................................         253,018
Foreign withholding tax refund receivable .........................................................          13,768
Receivable for securities sold ....................................................................       2,184,482
Interest receivable ...............................................................................           2,688
Other assets ......................................................................................          11,354
                                                                                                      -------------
   Total assets ...................................................................................     141,595,018
                                                                                                      -------------
LIABILITIES
Payable for securities purchased ..................................................................       1,193,211
Payable for shares repurchased ....................................................................          40,824
Management fee payable ............................................................................         130,245
Investment advisory fee payable ...................................................................          72,152
Distribution payable ..............................................................................          11,149
Accrued expenses ..................................................................................         110,415
                                                                                                      -------------
   Total liabilities ..............................................................................       1,557,996
                                                                                                      -------------
NET ASSETS ........................................................................................   $ 140,037,022
                                                                                                      =============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) .........................................   $ 162,120,636
Cost of 1,875,584 shares held in treasury .........................................................     (11,952,002)
Accumulated distributions in excess of net investment income ......................................        (255,305)
Accumulated net realized loss on investments and foreign currency transactions ....................     (52,140,401)
Net unrealized appreciation of investments and foreign currency transactions ......................      42,264,094
                                                                                                      -------------
Net assets ........................................................................................   $ 140,037,022
                                                                                                      =============

Net asset value per share ($140,037,022 / 14,973,692 shares of common stock issued and outstanding)           $9.35
                                                                                                              =====

The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                            FOR THE
                                                                                                           YEAR ENDED
                                                                                                        DECEMBER 31, 2004
                                                                                                        -----------------
NET INVESTMENT INCOME (LOSS)
Investment income
   Dividends (net of foreign withholding taxes of $297,772) ..............................................   $  1,767,947
   Interest ..............................................................................................          5,841
   Securities lending, net ...............................................................................          3,980
                                                                                                             ------------
Total investment income ..................................................................................      1,777,768
                                                                                                             ------------
Expenses
   Management fee ........................................................................................        732,810
   Investment advisory fee ...............................................................................        410,793
   Custodian and Transfer Agent's fees and expenses ......................................................        180,574
   Reports to shareholders ...............................................................................        130,612
   Directors' fees and expenses ..........................................................................         85,547
   Legal fee .............................................................................................        299,629
   Audit fee .............................................................................................         57,228
   NYSE listing fee ......................................................................................         21,244
   Miscellaneous .........................................................................................         27,225
                                                                                                             ------------
   Total expenses before custody credits* ................................................................      1,945,662
   Less: custody credits .................................................................................         (2,531)
                                                                                                             ------------
   Net expenses ..........................................................................................      1,943,131
                                                                                                             ------------
Net investment loss ......................................................................................       (165,363)
                                                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investments ...........................................................................................      7,701,730
   Foreign currency transactions .........................................................................        129,415
   Net increase from payments by affiliates and net gains (losses) realized on
     the disposal of investments in violation of restrictions ............................................           --
Net unrealized appreciation (depreciation) during the period on:
   Investments ...........................................................................................      7,407,738
   Translation of other assets and liabilities from foreign currency .....................................        (52,151)
                                                                                                             ------------
Net gain on investments and foreign currency transactions ................................................     15,186,732
                                                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................   $ 15,021,369
                                                                                                             ============

----------
*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ..................................................   $    (165,363)       $     286,023
     Net realized gain on:
     Investments .................................................................       7,701,730              430,585
     Foreign currency transactions ...............................................         129,415              246,806
   Net unrealized appreciation (depreciation) during the period on:
     Investments .................................................................       7,407,738           48,001,998
     Translation of other assets and liabilities from foreign currency ...........         (52,151)              57,846
                                                                                     -------------        -------------
   Net increase in net assets resulting from operations ..........................      15,021,369           49,023,258
                                                                                     -------------        -------------
Distributions to shareholders from:
   Net investment income (a) .....................................................        (966,156)                --
                                                                                     -------------        -------------
Capital share transactions:

   Net proceeds from reinvestment of dividends (52,561 and 0 shares, respectively)         341,119                 --
                                                                                     -------------        -------------
   Cost of shares repurchased (652,150 and 570,200 shares, respectively) .........      (4,801,379)          (3,390,652)
                                                                                     -------------        -------------
   Net decrease in net assets from capital share transactions ....................      (4,460,260)          (3,390,652)
                                                                                     -------------        -------------
Total increase in net assets .....................................................       9,594,953           45,632,606

NET ASSETS

Beginning of period ..............................................................     130,442,069           84,809,463
                                                                                     -------------        -------------
End of period (including accumulated distributions in excess of net investment income of $255,305 and undistributed net investment income of $532,828 as of
   December 31, 2004 and December 31, 2003, respectively) ........................   $ 140,037,022        $ 130,442,069
                                                                                     =============        =============


(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.

The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows: Capital loss carryforward $(45,332,000) Net unrealized appreciation $ 35,399,465 In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

                                                         YEARS ENDED DECEMBER 31
                                                         -----------------------
                                                            2004       2003
                                                            ----       ----
Distributions from ordinary income ...................  $966,156        --

During the year ended December 31, 2004, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net realized gain on investments
  and foreign currency transactions ........... $(336,225)
Undistributed net investment income ........... $ 343,386
Paid-in capital ............................... $  (7,161)

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund had a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"). At its July 12, 2004 Board meeting, the Board approved transferring the Fund's management agreement with Deutsche Bank Securities Inc. to an affiliated company, Deutsche Investment Management Americas Inc. The transfer, which became effective September 1, 2004, does not involve any change in control or actual management of the investment manager, which will provide the same scope of services, will utilize the same people for work on Fund matters and will charge the same fees under the agreement. The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2004, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .93% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2004, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $105,634 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amount for 2003 was $63.

For the year ended December 31, 2004, the Investment Adviser fully reimbursed the Fund $8,794 for a trading error that occurred during the fiscal year.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2004 were $252,075,684 and $253,338,371, respectively.

The cost of investments at December 31, 2004 was $103,730,243 for United States Federal income tax purposes. Accordingly, as of December 31, 2004, net unrealized appreciation of investments aggregated $35,399,465 of which $35,584,014 and $184,549 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2004 of approximately $45,332,000, of which $13,630,000 and $31,702,000 will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward. In addition, from November 1, 2004 to December 31, 2004, the Fund incurred approximately $220,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

NOTE 5. PORTFOLIO SECURITIES LOANED

As of December 31, 2004, the Fund had no securities on loan. For the year ended December 31, 2004, the Fund earned $3,980 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the year ended December 31, 2004 and the year ended December 31, 2003, the Fund purchased 652,150 and 570,200 of its shares of common stock on the open market at a total cost of $4,801,379 and $3,390,652, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 11.3% and 10.3% respectively. These shares are held in treasury. In addition, during the year ended December 31, 2004 the Fund reissued 52,561 shares held in treasury as part of the dividend reinvestment plan.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                     2004         2003            2002            2001            2000
                                                  ----------   ---------        ----------     ----------      ----------
Per share operating performance:
Net asset value:
Beginning of period ............................  $    8.38     $   5.25          $ 8.02        $ 10.89         $ 16.93
                                                   --------     --------         -------       --------        --------
Net investment income (loss) ...................       (.01) (a)     .02              --            .05            (.02)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions       1.00         3.09           (2.78)         (2.84)          (3.48)
                                                   --------     --------         -------       --------        --------
Increase (decrease) from investment operations .        .99         3.11           (2.78)         (2.79)          (3.50)

                                                   --------     --------         -------       --------        --------
Increase resulting from share repurchases ......        .04          .02             .02            .01             .05
                                                   --------     --------         -------       --------        --------
Distributions from net investment income .......       (.06)          --              --           (.05)             --
Distributions from net realized
   foreign currency gains ......................         --           --            (.01)          (.01)             --
Distributions from net realized
   short-term capital gains ....................         --           --              --             --            (.19)
Distributions from net realized
   long-term capital gains .....................         --           --              --           (.02)          (2.30)
                                                   --------     --------         -------       --------        --------
Total distributions+ ...........................       (.06)          --            (.01)          (.08)          (2.49)
                                                   --------     --------         -------       --------        --------
Dilution in net asset value from
   dividend reinvestment .......................        .00 (b)       --              --           (.01)           (.10)
                                                   --------     --------         -------       --------        --------
Net asset value:
   End of period ...............................     $ 9.35        $8.38          $ 5.25         $ 8.02         $ 10.89
                                                   ========     ========         =======       ========        ========
Market value:
   End of period ...............................     $ 8.11        $7.63          $ 4.52         $ 7.05          $ 9.50
                                                   ========     ========         =======       ========        ========


Total investment return for the period:++

Based upon market value ........................       7.25%       68.81%         (35.76)%       (24.95)%        (21.09)%
Based upon net asset value .....................      12.58%       59.62%         (34.43)%       (25.57)%        (20.66)%
Ratio to average net assets:
Total expenses before custody credits* .........       1.58%        1.77%           1.63%          1.47%           1.29%
Net investment income (loss) ...................      (.13)%         .29%            .03%           .53%           (.17)%
Portfolio turnover .............................     204.88%      286.91%         111.67%        121.37%         137.70%
Net assets at end of period (000's omitted) ....   $140,037     $130,442         $84,809       $133,793        $183,541

----------
 (a) Based on average shares  outstanding  during the period.
 (b) Amount is less than $.005 per share.
   + For U.S. tax purposes, total distributions consisted of:

       Ordinary income                               $(.06)           --           $(.01)        $ (.06)         $ (.19)
       Long term capital gains                          --            --              --           (.02)          (2.30)
                                                    ------          ----           -----        -------          -------
                                                     $(.06)           --           $(.01)        $ (.08)         $(2.49)
                                                    ------          ----           -----        -------          -------
  ++  Total investment return based on market value is calculated  assuming that shares of the Fund's  common stock were  purchased  at the closing  market price as of the beginning of the year, dividends,  capital gains and other distributions  were  reinvested  as  provided  for in the Fund's  dividend reinvestment  plan and then sold at the closing  market price per share on the last day of the  year.  The  computation  does not  reflect  any sales commission  investors  may incur in  purchasing  or selling  shares of the
      Fund.  The  total  investment  return  based  on the net  asset  value  is similarly  computed  except that the Fund's net asset value is substituted for the closing market value.

   * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.57%, 1.77%, 1.63%, 1.46% and 1.27% for 2004, 2003, 2002, 2001
      and 2000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Germany Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Germany Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY

February 18, 2005

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------
   The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan
Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

   The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

   The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

   If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & Cromwell LLP

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  KURT W. BOCK
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  JULIAN SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PAUL H. SCHUBERT
  CHIEF FINANCIAL OFFICER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  CHARLES A. RIZZO
  TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  BRUCE A. ROSENBLUM
  SECRETARY

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN

35888 (2/05)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

 The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                               P.O. Box 642 OPS22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

 Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                       GER
                                     LISTED
                                     NYSE(R)

                 Copies of this report, monthly fact sheets and
                        other information are available at:
                              www.germanyfund.com

                                       27


ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2004, The Germany Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Robert H. Wadsworth. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             THE GERMANY FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP ("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

--------------------------------------------------------------------------------------------------------------------
         Fiscal Year                                                                                      All
            Ended                Audit Fees Billed       Audit-Related       Tax Fees Billed to    Other Fees Billed
         December 31,                 to Fund         Fees Billed to Fund           Fund                to Fund
--------------------------------------------------------------------------------------------------------------------
2004                                  $54,900                  $0                  $6,700                $6,500
--------------------------------------------------------------------------------------------------------------------
2003                                  $51,164                  $0                  $9,267                $6,715
--------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.


           SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND
                        AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

----------------------------------------------------------------------------------------------
                                  Audit-Related                                    All
                                   Fees Billed to      Tax Fees Billed to    Other Fees Billed
         Fiscal Year                Adviser and            Adviser and         to Adviser and
            Ended                 Affiliated Fund        Affiliated Fund      Affiliated Fund
         December 31,            Service Providers      Service Providers    Service Providers
----------------------------------------------------------------------------------------------
2004                                  $431,907                 $0                    $0
----------------------------------------------------------------------------------------------
2003                                  $538,457                 $0                    $0
----------------------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------------------------------------------
                                                  Total Non-Audit Fees
                                                 billed to Adviser and
                                                    Affiliated Fund
                                                   Service Providers     Total Non-Audit Fees
                                                  (engagements related     billed to Adviser
                                                    directly to the       and Affiliated Fund
                                 Total              operations and        Service Providers
                             Non-Audit Fees       financial reporting         (all other
      Fiscal Year            Billed to Fund           of the Fund)           engagements)         Total of (A), (B)
         Ended
      December 31,                 (A)                    (B)                     (C)                  and (C)
--------------------------------------------------------------------------------------------------------------------
2004                             $13,200                   $0                  $253,272               $266,472
--------------------------------------------------------------------------------------------------------------------
2003                             $15,982                   $0                 $3,967,000             $3,982,982
--------------------------------------------------------------------------------------------------------------------


All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Burt, John Cannon, Robert Wadsworth, and Werner Walbroel (Chairman).

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

         o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

         o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

         o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

         o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS


------------------------------------------------------------------------------------------------------------------------------------
                                (a)                    (b)                  (c)                               (d)
                                Total Number of        Average Price Paid   Total Number of                   Maximum Number of
Period                          Shares Purchased*      per Share            Shares Purchased as               Shares that May Yet Be
                                                                            Part of Publicly Announced        Purchased Under the
                                                                            Plans or Programs                 Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
January 1 through January 31          126,000                $7.8738                    n/a                             n/a
February 1 through February 29        107,900                $7.7640                    n/a                             n/a
March 1 through March 31              95,300                 $7.0779                    n/a                             n/a
April 1 through April 30              80,100                 $7.1544                    n/a                             n/a
May 1 through May 31                  60,350                 $6.6561                    n/a                             n/a
June 1 through June 30                48,600                 $6.8797                    n/a                             n/a
July 1 through July 31                17,100                 $6.7918                    n/a                             n/a
August 1 through August 31            14,100                 $6.4728                    n/a                             n/a
September 1 through September 30      16,000                 $6.7756                    n/a                             n/a
Ocotber 1 through October 31          14,000                 $7.0726                    n/a                             n/a
November 1 through November 30        25,700                 $7.5731                    n/a                             n/a
December 1 through December 31        47,000                 $8.0520                    n/a                             n/a

------------------------------------------------------------------------------------------------------------------------------------
Total                                 652,150                $7.3624                    n/a                             n/a
------------------------------------------------------------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company
Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Germany Fund


By:                                 ___________________________
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Germany Fund

By:                                 ___________________________
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005



By:                                 ___________________________
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005